CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Forms S-8 (Nos. 33-33414 and 33-42182) of Exabyte Corporation of our report dated January 20, 2000, except for Note 12 which is as of February 2, 2001, appearing in Exhibit 99.1 of this Form 8-K.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Denver, Colorado
February 2, 2001